SUPPLEMENT DATED JANUARY 30, 2006

TO MAY 1, 2005, PROSPECTUS

for

Strategic Variable Life®

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

This supplement includes information related to the policies described by the above-listed prospectus:

1.	Effective January 27, 2006, OppenheimerFunds, Inc. (OFI) replaced Babson Capital Management LLC (“Babson Capital”) as the co-sub-adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees.

A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after January 27th.

The following changes are made to the above-listed prospectus effective January 27, 2006.

1.	The line for the “MML Equity Fund” in the “Underlying Funds” table in the “Separate Account” section is revised to read as follows:

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund II

MML Equity Fund	Adviser: MassMutual Sub-Advisers: Alliance Capital Management L.P. and OppenheimerFunds, Inc.*	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

*	Prior to January 27, 2006, Babson Capital Management LLC served as co-sub-adviser.

There are no other changes being made at this time.

January 30, 2006	Page 1 of 1	bk197_05_1